Lord Abbett Large-cap Growth Fund


                ANNUAL REPORT FOR THE PERIOD ENDED JULY 31, 2000



[GRAPHIC OMITTED]



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

Report to Shareholders
For the Period Ended July 31, 2000

[PHOTO]
Robert S. Dow
Chairman

August 15, 2000

"...we will continue to search for companies that we believe will dominate their respective industries over the long term..."


--------------------------------------------------------------------------------
|              DALBAR                 Lord,  Abbett  & Co.  is  proud  to     |
|      HONORS COMMITMENT TO           announce we have  received a DALBAR     |
|            INVESTORS                award  for  providing  consistently     |
|              1999                   good service to  shareholders,  the     |
|                                     1999 Key  Honors  Award for  Mutual     |
|                                     Fund  Service.   DALBAR,  Inc.,  an     |
|                                     independent   research   firm   and     |
|                                     evaluator  of mutual fund  service,     |
|                                     presents  the  award  to  financial     |
|                                     services    firms   that    provide     |
|                                     consistently   solid   service   to     |
|                                     clients.                                |
--------------------------------------------------------------------------------


The period under review was characterized by the continued volatility in the stock market. Investors closely monitored each new piece of economic data, seeking signs of the future direction of Federal Reserve action. In February and March, large growth stocks (as measured by the Russell 1000 Growth Index*) outperformed their value peers (as measured by the Russell 1000 Value Index*) by a substantial margin. However, as we moved into April and May, large growth stocks experienced a severe correction, induced by a flurry of investor profit taking, particularly in technology stocks. As May ended, various economic indicators hinted at a slowdown in economic growth and showed moderate signs of inflation, and the performance of many large growth stocks surged once again. As the period ended, economic indicators continued to show signs of inflation and large growth stocks again outpaced large value names in June and July, and for the overall six-month period.

The stocks of healthcare and energy companies were standout performers for the Fund during the period. Encouraged by rising energy prices and a more benign political environment surrounding healthcare issues, we increased the Fund's holdings in both sectors and we anticipate the environment for both sectors will continue to improve.

Despite a challenging environment for the stocks of many technology companies early in the period, we continued to maintain a strong position in this sector. The stock prices of many technology companies reached high levels, and as a result, investors took profits in April and May, causing the prices of many technology company stocks to decline significantly. However, we maintained our position in this sector because we remained focused on the long-term growth potential of these companies. This view was supported as we moved into June and July, and the stocks of many technology companies began to rebound. We intend to maintain the Fund's strong position in the stocks of growing technology companies that we believe will benefit from an environment in which many companies continue to focus on improving productivity, through the use of technology.

Also of note during the period; on May 31, 2000, Lord Abbett Equity Fund -- 1990 Series merged with the Large-Cap Growth Fund. As a result of this merger, the Fund's assets increased by over $49 million.

As we move into the latter half of 2000, we will keep a close watch on investor expectations for the stock market. We believe that future expectations play an important role in determining near- and medium-term stock prices. As always, we will continue to search for companies that we believe will dominate their respective industries over the long term, use proven management "visionaries" to keep their companies on the leading edge and have clear and understandable business strategies. We thank you for entrusting your investment dollars to Lord Abbett and look forward to helping you meet your financial goals.

RISK: The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Growth stocks may grow faster than other stocks and may be more volatile.

* The Russell Indices cited are unmanaged and are not available for direct investment. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                      Statement of Net Assets
                      July 31, 2000

                      Investments                    Shares            Value
--------------------------------------------------------------------------------
Common Stocks 99.68%
--------------------------------------------------------------------------------
Aerospace/Defense
1.07%                  Boeing Co.                     20,500      $ 1,004,500
------------------------------------------------------------------==============
Auto Parts:Original
Equipment .54%         Eaton Corp.                     7,500          508,594
------------------------------------------------------------------==============
Automotive .73%        General Motors Corp.           10,217          581,730
                     * General Motors Corp. Class H    4,098          106,036
                       Total                                          687,766
------------------------------------------------------------------==============
Banks:Money Center     Bank of New York Co., Inc.      8,025          375,670
1.69%                  Chase Manhattan Corp.          16,500          819,844
                       Citigroup, Inc.                 5,500          388,094
                       Total                                        1,583,608
------------------------------------------------------------------==============
Banks:Regional         Mellon Financial Corp.         25,000          942,187
2.11%                  Wells Fargo &Co.               25,000        1,032,813
                       Total                                        1,975,000
------------------------------------------------------------------==============

Beverages .85%         The Coca-Cola Co.              13,000          797,063
------------------------------------------------------------------==============
Biotechnology .89%   * Amgen, Inc.                     9,200          597,425
                     * Biogen, Inc.                    1,200           63,600
                     * Celera Genomics                   300           26,063
                     * Genentech, Inc.                 1,000          152,125
                       Total                                          839,213
------------------------------------------------------------------==============
Broadcasting .14%    *Clear Channel
                       Communications, Inc.            1,736          132,262
------------------------------------------------------------------==============
Brokers 1.47%          Lehman Brothers
                       Holdings, Inc.                  1,500          168,562
                       Morgan Stanley Dean Witter
                       &Co.                            9,287          847,439
                       The Charles Schwab Corp.       10,044          362,840
                       Total                                        1,378,841
------------------------------------------------------------------==============
Cable Services .81%  * Comcast Corp. Class A             200            6,803
                       Time Warner, Inc.               9,822          753,225
                       Total                                          760,028
------------------------------------------------------------------==============
Communications         Corning, Inc.                  18,750        4,386,328
Technology 7.58%     * Corvis Corp.                      400           32,931
                     * Exodus Communications, Inc.     3,000          133,313
                     * JDSUniphase Corp.               5,900          696,938
                     * Juniper Networks, Inc.          1,850          263,509
                       Lucent Technologies, Inc.      22,500          984,375
                       Motorola, Inc.                 13,250          438,078
                     * QUALCOMM, Inc.                  2,725          176,955
                       Total                                        7,112,427
------------------------------------------------------------------==============
Computer             * Ceridian Corp.                 25,000          568,750
Services 2.07%       * Citrix Systems, Inc.              500            7,625
                     * Computer Sciences Corp.         6,000          375,000
                       First Data Corp.               21,550          992,647
                       Total                                        1,944,022
------------------------------------------------------------------==============
Computer:            * Apple Computer, Inc.            6,000      $   304,875
Hardware 19.93%        Compaq Computer Corp.          29,550          829,246
                     * Dell Computer Corp.            30,750        1,351,078
                     * EMCCorp.                       51,275        4,364,784
                       Hewlett-Packard Co.             8,200          895,338
                       Intel Corp.                    86,300        5,760,525
                       International Business
                       Machines Corp.                 14,200        1,596,613
                     * Lexmark International, Inc.
                       Class A                         1,750           78,859
                     * Network Appliance, Inc.         6,025          519,280
                     * Palm, Inc.                      4,006          156,234
                     * Solectron Corp.                 4,250          171,328
                     * Sun Microsystems, Inc.         25,350        2,672,841
                       Total                                       18,701,001
------------------------------------------------------------------==============
Computer:            * America Online, Inc.           13,000          693,062
Software 8.06%       * Ariba, Inc.                     1,878          217,730
                       Automatic Data Processing, Inc. 1,500           74,344
                     * Cadence Design Systems, Inc.   15,000          313,125
                       Computer Associates
                       International, Inc.             1,650           40,941
                     * Comverse Technology, Inc.       2,975          261,056
                     * DoubleClick, Inc.               2,235           80,320
                       Electronic Data Systems Corp.     500           21,500
                     * Microsoft Corp.                47,000        3,281,188
                     * Oracle Corp.                   30,500        2,293,219
                     * VERITASSoftware Corp.           1,850          188,584
                     * VeriSign, Inc.                    600           95,213
                       Total                                        7,560,282
------------------------------------------------------------------==============
Conglomerates          Honeywell International, Inc.  14,000          470,750
3.68%                  Minnesota Mining &
                       Manufacturing Co.              10,000          900,625
                       Tyco International Ltd.        38,850        2,078,475
                       Total                                        3,449,850
------------------------------------------------------------------==============
Consumer
Discretionary .55%   * Yahoo!Inc.                      4,000          514,750
------------------------------------------------------------------==============
Drugs 9.10%            American Home Products
                       Corp.                          17,000          902,062
                       Bristol-Myers Squibb Co.        8,700          431,738
                       Eli Lilly &Co.                  3,600          373,950
                       Johnson &Johnson                7,500          697,969
                       Merck &Co., Inc.               22,250        1,595,047
                       Pfizer, Inc.                   78,230        3,373,669
                       Pharmacia Corp.                20,000        1,095,000
                       Schering-Plough Corp.           1,500           64,781
                       Total                                        8,534,216
------------------------------------------------------------------==============
Electronics .18%     * Flextronics International Ltd.  1,575          111,505
                     * Jabil Circuit, Inc.             1,073           53,717
                       Total                                          165,222
------------------------------------------------------------------==============
Electronics:         * Agilent Technologies, Inc.      4,000          163,000
Semiconductors       * Applied Materials, Inc.         7,650          580,444
1.93%                * Conexant Systems, Inc.            895           28,640
                     * Rambus, Inc.                    2,000          146,625
                       Texas Instruments, Inc.        15,250          894,984
                       Total                                        1,813,693
------------------------------------------------------------------==============

                      July 31, 2000

                      Investments                    Shares            Value
--------------------------------------------------------------------------------
Energy Equipment &     Baker Hughes, Inc.             20,000      $   692,500
Services 1.37%         Schlumberger Ltd.               8,000          591,500
                       Total                                        1,284,000
------------------------------------------------------------------==============
Entertainment .67%     Seagram Co. Ltd.                6,000          336,375
                       The Walt Disney Co.             2,500           96,719
                     * Viacom, Inc.                    3,000          198,937
                       Total                                          632,031
------------------------------------------------------------------==============
Financial
Services .47%          American Express Co.            7,850          444,997
------------------------------------------------------------------==============
Financial:
Miscellaneous .03%     Freddie Mac                       600           23,663
------------------------------------------------------------------==============
Food 1.81%             Bestfoods                      15,000        1,044,374
                       H.J. Heinz Co.                 15,000          599,063
                       Sysco Corp.                     1,500           59,063
                       Total                                        1,702,500
------------------------------------------------------------------==============
Health Care
Products .11%          Medtronic, Inc.                 2,000          102,125
------------------------------------------------------------------==============
Health Care            CIGNACorp.                     10,000          998,750
Services 1.79%         HCA-The Healthcare Co.         20,000          680,000
                       Total                                        1,678,750
------------------------------------------------------------------==============
Insurance 2.28%        ACE Ltd.                       25,000          900,000
                       American General Corp.          8,500          566,844
                       American International
                       Group, Inc.                     7,650          670,809
                       Total                                        2,137,653
------------------------------------------------------------------==============
Leisure .04%           Carnival Corp.                  2,000           37,375
------------------------------------------------------------------==============
Multi-Sector
Company 6.06%          General Electric Co.          110,500        5,683,844
------------------------------------------------------------------==============
Natural Gas .89%       Coastal Corp.                  10,000          577,500
                       Enron Corp.                     3,500          257,688
                       Total                                          835,188
------------------------------------------------------------------==============
Office Supplies .01% * Staples, Inc.                     750           10,359
------------------------------------------------------------------==============
Oil:Integrated         BPAmoco plc ADR                11,000          575,438
International 3.09%    Chevron Corp.                   7,000          553,000
                       Exxon Mobil Corp.              19,025        1,522,000
                       Texaco, Inc.                    5,000          247,188
                       Total                                        2,897,626
------------------------------------------------------------------==============
Paper and Forest
Products .18%          International Paper Co.         4,951          168,334
------------------------------------------------------------------==============
Publishing 1.08%       Dow Jones &Co., Inc.            9,000          593,438
                       Gannett Co., Inc.               5,400          290,925
                       Tribune Co.                     4,063          132,048
                       Total                                        1,016,411
------------------------------------------------------------------==============
Restaurants .05%     * Starbucks Corp.                 1,211           45,413
------------------------------------------------------------------==============
Retail 1.36%         * Amazon.Com, Inc.                1,100           33,138
                     * Best Buy Co., Inc.              1,400          101,850
                     * Federated Department
                       Stores, Inc.                   12,300          295,969
                       Wal-Mart Stores, Inc.          13,175          723,802
                       Walgreen Co.                    3,858          120,321
                       Total                                        1,275,080
------------------------------------------------------------------==============
Retail:                Home Depot, Inc.               12,150      $   628,763
Specialty .94%       * eBay, Inc.                      5,000          250,000

                       Total                                          878,763
------------------------------------------------------------------==============
Soaps & House
Chemicals .18%         Procter &Gamble Co.             3,000          170,625
------------------------------------------------------------------==============
Supermarkets .08%    * Safeway, Inc.                   1,600           72,100
------------------------------------------------------------------==============
Telecommunication    * 3Com Corp.                      2,700           36,619
Equipment 9.73%      * Ciena Corp.                     1,150          163,444
                     * Cisco Systems, Inc.            94,250        6,167,484
                       Nokia Corp. ADR                30,289        1,342,181
                       Nortel Networks Corp.           5,490          408,319
                     *SDL, Inc.                        1,350          468,534
                     *Tycom Ltd.                      15,800          538,188
                       Total                                        9,124,769
------------------------------------------------------------------==============
Telecommunications     AT&TCorp.                      34,427        1,065,085
3.71%                * AT&T Wireless Group             1,500           41,250
                       Alltel Corp.                    7,500          462,188
                     * Nextel Communications, Inc.     5,100          285,281
                     * Qwest Communications
                       International, Inc.             1,500           70,406
                       SBCCommunications, Inc.           600           25,538
                       Verizon Communications         15,000          705,000
                       Vodafone Group plc ADR          6,970          301,017
                     * Worldcom, Inc.                 13,500          527,344
                       Total                                        3,483,109
------------------------------------------------------------------==============
Transportation:
Miscellaneous .37%     United Parcel Service, Inc.
                       Class B                         6,000          352,500
------------------------------------------------------------------==============
                       Total Common Stocks
                       (Cost $87,990,919)                          93,519,553
------------------------------------------------------------------==============
                                                   Principal
Short-Term Investment .96%                            Amount
--------------------------------------------------------------------------------
                       Prudential Funding Corp.
                       6.60% due 8/1/2000
                       (Cost $896,000)              $896,000          896,000
------------------------------------------------------------------==============

                       Total Investments 100.64%
                       (Cost $88,886,919)                          94,415,553
------------------------------------------------------------------==============

Other Assets, Less Liabilities (.64)%                                (598,962)
------------------------------------------------------------------==============

Net Assets 100.00%                               $93,816,591
================================================================================

Class A Shares-Net asset value ($83,702,866/7,921,516 shares outstanding)$10.57 Maximum offering price (net asset value plus sales
charge of 5.75% of the offering price)                                    $11.21
Class B Shares-Net asset value  ($8,045,720/765,543  shares  outstanding) $10.51
Class C Shares-Net asset value ($2,065,629/196,452 shares outstanding) $10.51 Class P Shares-Net asset value ($1,188.85/112.866 shares outstanding) $10.53
Class Y Shares-Net asset value  ($1,187.02/112.620 shares outstanding)    $10.54

*Non-income producing security.
  ADR American Depositary Receipt.

See Notes to Financial Statements.

                             Statement of Operations

Investment Income                                                                                          12/15/1999* to 7/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Income        Dividends (net of foreign tax withholding of $528)                                                         $  108,160
              Interest                                                                                                       28,453
              Total income                                                                                                  136,613
-----------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                                168,449
              Management fee waived                                                                                         (50,186)
              12b-1 distribution plan-Class A                                                                                71,377
              12b-1 distribution plan-Class B                                                                                20,752
              12b-1 distribution plan-Class C                                                                                 6,793
              12b-1 distribution plan-Class P                                                                                     5
              Registration                                                                                                   55,110
              Shareholder servicing                                                                                          35,849
              Professional                                                                                                   23,596
              Reports to shareholders                                                                                        11,247
              Trustees' fees                                                                                                    554
              Other                                                                                                          27,212
              Total expenses before reimbursements                                                                          370,758
-----------------------------------------------------------------------------------------------------------------------------------
              Expense reimbursements                                                                                        (67,352)
-----------------------------------------------------------------------------------------------------------------------------------
              Net expenses                                                                                                  303,406
-----------------------------------------------------------------------------------------------------------------------------------
              Net investment loss                                                                                          (166,793)
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from investment transactions                                                                             (148,434)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                                1,583,606
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                           1,435,172
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                    $ 1,268,379
===================================================================================================================================

            * Commencement of operations.
              See Notes to Financial Statements.



                       Statement of Changes in Net Assets
                                                                                                                         12/15/1999*
Increase in Net Assets                                                                                                  to 7/31/2000
-----------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment loss                                                                                      $   (166,793)
              Net realized loss from investment transactions                                                               (148,434)
              Net unrealized appreciation of investments                                                                  1,583,606
              Net increasein net assets resulting from operations                                                         1,268,379
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                                          46,833,147
              Net asset value of shares issued in connection with the reorganization of Equity Fund (see Notes 4 and 7)  49,668,844
              Total                                                                                                      96,501,991
-----------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                                                  (3,953,779)
-----------------------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                                             92,548,212
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                                   93,816,591
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
              Beginning of period                                                                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
              End of period (including net investment loss of $35,561)                                                  $93,816,591
====================================================================================================================================

            * Commencement of operations.
              See Notes to Financial Statements.

      Financial Highlights



                                                  Class AShares   Class B Shares    Class C Shares   Class P Shares   Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                    12/15/1999*      12/15/1999*       12/15/1999*      12/15/1999*      12/15/1999*
Per Share Operating Performance:                   to 7/31/2000     to 7/31/2000      to 7/31/2000     to 7/31/2000     to 7/31/2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.00           $10.00            $10.00           $10.00          $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations
    Net investment loss(a)                                 (.05)            (.07)             (.07)            (.05)          (.01)
    Net realized and unrealized gain on investments         .62              .58               .58              .58            .55

    Total from investment operations                        .57              .51               .51              .53            .54
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.57           $10.51            $10.51           $10.53         $10.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)(c)                                         5.70%            5.20%             5.20%            5.30%          5.40%
====================================================================================================================================
    Ratios to Average Net Assets(c):
    Expenses, including waiver and reimbursements           .82%            1.07%             1.01%             .87%           .59%
    Expenses, excluding waiver and reimbursements          1.12%            1.53%             1.53%            1.19%           .90%
    Net investment loss                                    (.44)%           (.68)%            (.61)%           (.43)%         (.11)%
====================================================================================================================================

                                                                                                                         12/15/1999*
Supplemental Data For All Classes:                                                                                      to 7/31/2000
------------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (000)                                                                                         $93,817
    Portfolio turnover rate                                                                                                   14.66%
------------------------------------------------------------------------------------------------------------------------------------


  *   Commencement of operations.
 (a)  Calculated using average shares outstanding during the period.

 (b) Total return does not consider the effect of sales loads.

 (c)  Not annualized.

      See Notes to Financial Statements.
4

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Lord Abbett Large-Cap Growth Fund, (the "Fund") was organized as a Delaware business trust on September 29, 1999, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conform ity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Fund:

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trad ing privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securi ties. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

(b) It is the policy of the Fund to meet the requirements of the Internal Revenue Code appli cable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.


2. Management Fee and Other Transactions with Affiliates

The Fund has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Fund's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of average daily net assets. Lord Abbett waived a portion of its management fee during the period ended July 31, 2000. At July 31, 2000, the management fee payable was $62,231. In addition, Lord Abbett reimbursed $67,352 of the Fund's other expenses during the period ended July 31, 2000.

The Fund has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Fund makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Fund pays Distributor (1) an annual service fee of 0.25% of average daily net assets,
(2) a one-time  distribution fee of up to 1% on certain qualifying purchases and
(3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B and Class C Plans, the Fund pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the shares outstanding. Pursuant to the Class P Plan, the Fund pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a plan. At July 31, 2000, the 12b-1 fees payable with respect to all classes of shares aggregated $64,762.

Distributor received $134,007, representing payment of commissions on sales of Class A shares, after deducting $760,423 allowed to authorized distributors as concessions.

Certain of the Fund's officers and trustees have an interest in Lord Abbett.


3. Distributions

Distributions from net investment income and net realized gains from investment transactions are declared annually. Accumulated net realized loss at July 31, 2000 for financial reporting purposes aggregated $148,434. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with accounting principles generally accepted in the United States of America.

At July 31, 2000, the Fund had a capital loss carryforward of $148,434 which will expire in 2008.




4. Capital

Transactions in shares of beneficial interest were as follows:

                                           December 15, 1999* to July 31, 2000
--------------------------------------------------------------------------------

Class A                                          Shares                 Amount
--------------------------------------------------------------------------------
Sales of shares                               3,379,737        $    36,260,423

Shares issued in connection with the
reorganization of Equity Fund (see Note 7)    4,878,365             49,668,844

Total                                         8,258,102                      8
--------------------------------------------------------------------------------



5,929,267

Shares reacquired                              (336,586)            (3,678,472)

Increase                                      7,921,516        $    82,250,795
--------------------------------------------------------------------------------


                                             December 15, 1999* to July 31, 2000
--------------------------------------------------------------------------------
Class B                                          Shares                 Amount
--------------------------------------------------------------------------------

Sales of shares                                 781,002        $     8,371,104

Shares reacquired                               (15,459)              (173,738)
--------------------------------------------------------------------------------

Increase                                        765,543        $     8,197,366


                                             December 15, 1999* to July 31, 2000
--------------------------------------------------------------------------------
Class C                                          Shares                 Amount
--------------------------------------------------------------------------------

Sales of shares                                 206,156        $     2,199,345

Shares reacquired                                (9,704)              (101,569)
--------------------------------------------------------------------------------

Increase                                        196,452        $     2,097,776


                                             December 15, 1999* to July 31, 2000
--------------------------------------------------------------------------------
Class P                                          Shares                 Amount
--------------------------------------------------------------------------------
Sales of shares                                  112.866        $     1,138.87

Shares reacquired                                     -                      -
--------------------------------------------------------------------------------

Increase                                         112.866        $     1,138.87


                                             December 15, 1999* to July 31, 2000
--------------------------------------------------------------------------------
Class Y                                          Shares                 Amount
--------------------------------------------------------------------------------
Sales of shares                                  112.620        $     1,136.21

Shares reacquired                                     -                      -
--------------------------------------------------------------------------------

Increase                                         112.620        $     1,136.21

Paid in capital amounted to $88,471,952 at July 31, 2000.

*Commencement of operations


5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $60,944,697 and $5,157,696, respectively, during the period ended July 31, 2000.

As of July 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $5,528,634, of which $9,782,534 related to appreciated securities and $4,253,900 related to depreciated securities.

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.


6. Trustees' Remuneration

The Trustees of the Fund associated with Lord Abbett and all officers of the Fund receive no compensation from the Fund for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Trustees' fees payable at July 31, 2000, under a deferred compensation plan, were $33,606.


7. Reorganization

On May 31, 2000, the Fund acquired all the net assets of Lord Abbett Equity Fund (the "Equity Fund") pursuant to a plan of reorganization approved by Equity Fund shareholders on May 26, 2000. The reorganization was accomplished by a tax-free exchange of 4,878,365 Class A shares of the Fund valued at $49,668,844 for the 1,843,157 shares of Equity Fund outstanding on May 31, 2000. Equity Fund's net assets at that date, including $3,945,028 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and the Equity Fund immediately before the acquisition were $32,632,618 and $49,668,844, respectively. Other expenses include approximately $25,000 accrued pursuant to the reorganization.


Copyright(C)2000 by Lord Abbett Large-Cap Growth Fund, 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Large-Cap Growth Fund, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Series' Investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained in this publication will come to pass. All rights reserved. Printed in the U.S.A .

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Large-Cap Growth Fund

We have audited the accompanying statement of net assets of Lord Abbett Large-Cap Growth Fund (the "Fund") as of July 31, 2000, and the related statements of operations and of changes in net assets and the financial highlights for the period from December 15, 1999 (commencement of operations) through July 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Large-Cap Growth Fund at July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.


[GRAPHIC OMITTED]
New York, New York
September 15, 2000


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Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC                                       LALCG-2-700
90 Hudson Street o Jersey City, New Jersey 07302-3973             (9/00)